EATON VANCE HIGH INCOME OPPORTUNITIES FUND

(the “Fund”)

Supplement to Summary Prospectus dated March 1, 2025 as revised March 31, 2025 and

Statutory Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2025 as may be supplemented and/or revised from time to time

Effective September 30, 2025 (the “Effective Date”), Kelley Gerrity will no longer serve as a portfolio manager of the Fund and of High Income Opportunities Portfolio (the “Portfolio”). Accordingly, on the Effective Date, all references to Ms. Gerrity will be removed from the Fund’s Summary Prospectus, Statutory Prospectus and SAI. Justin H. Bourgette, Stephen C. Concannon, Bo Hunt and Jeffrey D. Mueller will continue to serve as portfolio managers of the Fund and of the Portfolio.

May 30, 2025	48609-00 5.30.25